UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

September 20, 2006

WORLD OMNI AUTO RECEIVABLES TRUST 2006–B

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-133809-01

(Commission File Number)

52-2184798

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial

Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 20, 2006, World Omni Auto Receivables LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with The Bank of New York (Delaware), as owner trustee, relating to World Omni Auto Receivables Trust 2006-B (the “Issuing Entity”), a Delaware statutory trust created on June 26, 2006. On September 20, 2006, World Omni Financial Corp. and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by World Omni Financial Corp. to the Depositor. On September 20, 2006, the Issuing Entity, the Depositor and World Omni Financial Corp., as servicer (the “Servicer”), entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On September 20, 2006, the Issuing Entity issued to World Omni Auto Receivables LLC the Auto Receivables Backed Notes, Series 2006-B, Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the “Class A Notes”) and Class B Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), having an aggregate original principal amount of $930,232,000, pursuant to an Indenture (the “Indenture”), dated as of September 20, 2006, between the Issuing Entity and Deutsche Bank Trust Company Americas, as indenture trustee, a copy of which is filed as an exhibit hereto. The Class A Notes were sold by World Omni Auto Receivables LLC to Banc of America Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and SunTrust Capital Markets, Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of September 14, 2006, by and among the Depositor, the Servicer, and Banc of America Securities LLC and Barclays Capital Inc., as representatives of the underwriters, a copy of which is filed as an exhibit hereto, and sold to the public. The Class B Notes were initially retained by World Omni Auto Receivables LLC.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture and the Sale and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of September 14, 2006, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Banc of America Securities LLC and Barclays Capital Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of September 20, 2006, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2006-B, as issuing entity.

Exhibit 4.2	Indenture, dated as of September 20, 2006, by and between World Omni Auto Receivables Trust 2006-B, as issuing entity, and Deutsche Bank Trust Company Americas, as indenture Trustee.

Exhibit 4.3	Trust Agreement, dated as of September 20, 2006, by and between World Omni Auto Receivables LLC, as depositor, and The Bank of New York (Delaware), as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of September 20, 2006, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of September 20, 2006, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2006-B, as issuing entity, and Deutsche Bank Trust Company Americas, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Depositor)

	By:	/s/ Cheryl Scully
Dated: September 26, 2006	Name:	Cheryl Scully
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of September 14, 2006, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Banc of America Securities LLC and Barclays Capital Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of September 20, 2006, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2006-B, as issuing entity.

Exhibit 4.2	Indenture, dated as of September 20, 2006, by and between World Omni Auto Receivables Trust 2006-B, as issuing entity, and Deutsche Bank Trust Company Americas, as indenture Trustee.

Exhibit 4.3	Trust Agreement, dated as of September 20, 2006, by and between World Omni Auto Receivables LLC, as depositor, and The Bank of New York (Delaware), as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of September 20, 2006, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of September 20, 2006, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2006-B, as issuing entity, and Deutsche Bank Trust Company Americas, as indenture trustee.

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